UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-00216

Nicholas High Income Fund, Inc.

(Exact Name of Registrant as specified in charter)

411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)	(Zip Code)

Jennifer R. Kloehn, Senior Vice President and Treasurer
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414 - 272 - 4650 Date of fiscal year end: 12/31/2018 Date of reporting period: 06/30/2018

Item 1. Report to Stockholders.

SEMIANNUAL REPORT June 30, 2018 NICHOLAS HIGH INCOME FUND, INC.

WWW . NICHOLASFUNDS . COM

NICHOLAS HIGH INCOME FUND, INC.

August 2018

Report to Fellow Shareholders: Market Overview

Nicholas High Income Fund (Fund) - Class I had a return of -1.38% for the six month period ended June 30, 2018, compared to the Morningstar High Yield
Category return of -0.16% . Performance lagged over the previous six months as the portfolio maintained a more defensive position compared to more highly levered, lower rated high yield bond funds. The Fund's current strategy is to overweight
BB rated securities of companies offering more consistent earnings and stronger balance sheets and targeting a shorter average duration to reduce the volatility associated with longer duration securities. The weighted average credit quality at the period end was Ba3/BB with the weighted average duration at 3.79 years. The cautious positioning is based on the view that the latest market rally in equities and high yield are very extended resulting in lower average valuations. While current fundamentals support a continuation of this rally, valuations provide only the slimmest margin of safety should the market or economy turn lower unexpectedly.

The markets stumbled early in 2018 before the broader markets rebounded smartly by June 30. Most of the risk asset classes, including equities and high yield corporate bonds, moved higher during the second quarter overcoming losses in the first quarter. Year-to-date through June 30, 2018, the S&P 500 Index was up 2.65%, while small cap stocks as represented by the Russell 2000 Index produced a 7.66% return.
High yield bonds participated in the rally led by the riskier CCC and lower-rated bonds generating the largest returns within the high yield universe. The ICE BofAML US
High Yield Bond Index suffered a -0.91% drop in the first quarter of 2018 (1Q18) but then rebounded to a 1.00% total return in the second quarter of 2018 (2Q18), to capture a narrow positive return for the six month period. The high yield market received support from strong corporate earnings and investor preference for securities offering a yield cushion rather than higher quality. The CCC and lower constituent of high yield benefited from this view and demand for the yield offered by lower quality corporate bonds. The ICE BofAML US High Yield CCC & Lower Index generated modest positive returns in 1Q18, 0.36%, followed by a robust 3.58% in 2Q18. The higher quality ICE BofAML US High Yield BB Index, which trades more closely with moves in interest rates, had a -1.65% return in 1Q18, followed by -0.12% in 2Q18, resulting in a significant lag to the lower quality sector. The disparate move between the categories has left the BB sector undervalued and we would expect the sector to rebound and the gap to narrow over the next six months.

The rally during the period was largely driven by stronger than expected U.S.
economic growth led by solid job growth and tax cuts injecting capital into the system.
Corporate earnings grew more than 20% during 2Q18, following 24% in 1Q18. This robust earnings growth fueled higher valuations on stocks and high yield corporate bonds. We expect the current pace of economic growth and earnings to remain on an upward trajectory over the balance of 2018.

Reasons for our cautious position include the Federal Reserve raising rates to gently return to a more normal policy after years of Quantitative Easing and their aim to temper rising economic activity. We believe the economy has grown at a faster pace than expected with strong employment gains along with consumption and investment.
While wages have not risen consistent with a low unemployment rate, there are signs that labor shortages and wage pressures are beginning to develop. The economic gains along with employment and corporate earnings would suggest the Federal Reserve will raise rates at the September and December meetings. An interesting development has been the flattening yield curve as short-term rates have risen more than longer term rates this year. The stability of longer rates is based on more modest expectations for future economic growth and inflation while the Federal Reserve controls short rates.
Historically, there is reason for caution as investors factor in a higher probability of a recession as the yield curve flattens, or inverts. A weaker economy, or recession, would likely cause corporate earnings to decline and employment to weaken. This scenario generally results in declining equity and high yield corporate bond valuations.
We do not see this playing out in 2018, but the probability will increase into 2019.

The ICE BofAML US High Yield Bond Index generated a modest six-month return of 0.08% for the period ended June 30, 2018. Lower quality, riskier assets once again provided the greater returns with ICE BofAML US High Yield CCC & Lower
Index up 3.96% for the period. The higher quality ICE BofAML US High Yield BB
Index had a -1.77% return. Sectors leading performance during the period included
Energy and Healthcare, both bouncing back from relative underperformance in 2017.
Sectors lagging during the period were Services and Information Technology, the largest weightings in the Fund.

Our view for 2018 is the economy, markets and interest rates will experience greater challenges and volatility. We believe economic growth is likely to remain near 2.50
3.00%, high yield bonds are likely to produce mid-single digit returns, and the ten- year
Treasury Note rates will trend higher in a range of 2.50 - 3.00%. The Federal Reserve will likely follow their stated plan to raise Fed Funds two more times in 2018, taking the rate to 2.25 - 2.50%. The challenge for investors will be the market s response to tighter monetary policy. On a security level basis, our emphasis will be on companies with a competitive advantage, sound balance sheet, modest leverage, ability to produce free cash flow and that offer attractive valuations. We believe the securities of companies with these characteristics tend to persevere when faced with financial challenges.

Performance

Nicholas High Income Fund Class I produced a net return of -1.38% for the six-
month period ended June 30, 2018. Returns for Nicholas High Income Fund, Inc. Class
I and N, and selected indices are provided in the chart below for the periods ended
June 30, 2018. The Fund and Morningstar performance data is net of fees, while the
ICE BofAML Indices are gross of fees.

		Average Annual Total Return

	6 Months	1 Year	3 Year	5 Year	10 Year

Nicholas High Income
Fund, Inc. - Class I	-1.38%	-0.86%	1.81%	2.75%	5.20%
Nicholas High Income
Fund, Inc. - Class N	-1.54%	-1.08%	1.48%	2.40%	4.87%
ICE BofAML US High Yield
Constrained Index	0.08%	2.54%	5.55%	5.51%	8.08%
ICE BofAML US High Yield
BB-B Bond Index	-0.47%	1.82%	4.94%	5.31%	7.35%
Morningstar High Yield
Bond Funds Category	-0.16%	2.23%	4.20%	4.36%	6.51%
Ending value of $10,000 invested
in Nicholas High Income
Fund, Inc. - Class I	$9,862	$9,914	$10,553	$11,455	$16,594
Ending value of $10,000 invested
in Nicholas High Income
Fund, Inc. - Class N	$9,846	$9,892	$10,450	$11,258	$16,089
Fund's Class I Expense Ratio (from 04/30/18 Prospectus): 0.69%
Fund's Class N Expense Ratio (from 04/30/18 Prospectus): 1.02%

The Fund's expense ratios for the for the current period can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class I shares and Class N shares are invested in the same portfolio of securities.
Annual returns will generally differ only to the extent that the classes do not have the same expenses. Please see the respective prospectus for details.

Philosophy and Process

The returns earned by the Fund are consistent with our investment philosophy and style. The approach has been to identify undervalued securities using rigorous financial analysis to verify that the fundamental outlook is properly aligned with current valuations. An analysis of trends in earnings, EBITDA, leverage and asset coverage are critical for making a sound investment. Security valuation is the primary gatekeeper in deciding whether to add or eliminate a holding from the portfolio. Financially sound companies with fully priced securities do not necessarily represent a good value, while companies that have stumbled financially should not automatically be dismissed as bad investments if we believe the valuations offer a sufficient "margin of safety." This process suggests a more conservative approach to investing in high yield bonds, which we believe has the potential to allow for more consistent returns with less downside risk.

We remain committed to the Fund s long- term strategy, which is based on a process that seeks to identify value opportunities in out-of-favor or poorly followed securities of financially sound companies. Opportunities tend to arise over time in securities of companies that fall temporarily out-of-favor due to specific company or industry issues that may taint the issuers. Often times these companies are in a period of transition or restructuring where market sentiment is overly harsh or negative resulting in an undervalued situation. We are keenly aware that a cheap price alone does not guarantee a good investment; therefore, we seek to identify a catalyst we believe will allow the company and its securities to regain favor and be rewarded with higher valuations. We believe that investing in securities trading below their fair values due to non-fundamental short-term issues, emotion or misunderstanding offers significant long-term potential returns.

Thank you for your investment in the Nicholas High Income Fund.

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer -
term debt securities. Investment by the Fund in lower- rated and non- rated securities presents a greater risk of loss to principal and interest than higher- rated securities. The Fund may invest in illiquid securities which involve the risk that the securities will not be able to be sold at the time or prices desired by the fund, particularly during times of market turmoil.

Please refer to the schedule of investments in the report for complete Fund holdings information.
Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future portfolio holdings are subject to risk.

Average credit quality is an average of each bond s credit rating, adjusted for its relative weighting in the portfolio. It gives a snapshot of the portfolio s overall credit quality.

Cash Flow measures the cash generating capability of a company by adding non- cash charges
(e.g. depreciation) and interest expense to pretax income.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Earnings before interest, taxes, depreciation and amortization (EBITDA) is an approximate measure of a company s operating cash flow based on data from the company s income statement.
Calculated by looking at earnings before the deduction of interest expenses, taxes, depreciation, and amortization.

High yield bond spread is the percentage difference in current yields of various classes of high-
yield bonds compared against investment - grade corporate bonds, Treasury bonds, or another benchmark bond measure.

Margin of Safety - Buying with a "margin of safety," a phrase popularized by Benjamin Graham and Warren Buffet, is when a security is purchased for less than its estimated value. This helps protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

Index Definitions - You cannot invest directly in an index.

The Bloomberg Barclays US Corporate High Yield Bond Index measures the US dollar denominated, high yield, fixed- rate corporate bond market. Securities are classified as high yield if the middle rating of Moody s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays emerging market country definitions, are excluded.

The ICE BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million.

The ICE BofAML US High Yield Constrained Index limits any individual issuer included in the
ICE BofAML US High Yield Index to a maximum of 2% benchmark exposure.

The ICE BofAML BB- B US High Yield Index is a subset of the ICE BofAML US High Yield
Index including all securities rated BB1 through B3, inclusive.

The ICE BofAML US High Yield BB Index is a subset of the ICE BofAML US High Yield Index including all securities rated BB1 through BB3.

The ICE BofAML US High Yield CCC & Lower Rated Index is a subset of the ICE BofAML
US High Yield Index including all securities rated CCC1 or lower.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russel 2000 Index measures the performance of the 2,000 smallest companies in the Russell
3000 Index, which represents approximately 8% of the total market capitalization of the Russell
3000 Index.

Credit Quality reflects the credit rating assigned by Fitch, Moody s or S&P. Ratings are subject to change and generally expressed as a scale from AAA to D, where higher - rated bonds are in the
A s and lower - rated in the C s. Any bond rated BBB or higher is considered investment grade debt. Any bond rated BBB- or below is considered below investment grade and are seen as having higher default risk or other adverse credit events, but typically pay higher yields than better quality bonds in order to make them attractive. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

Each Morningstar Category average represents a universe of Funds with similar invest objectives.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC.

Financial Highlights Class I (NCINX) For a share outstanding throughout each period

	Six Months
	Ended		Years Ended December 31,
	06/30/2018
	(unaudited)	2017	2016	2015	2014	2013

NET ASSET VALUE,
BEGINNING OF PERIOD	$9.00	$9.08	$8.65	$9.52	$9.86	$9.86
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income.	.19(1)	.44 (1)	.43 (1)	.43	.52	.58
Net gain (loss) on securities
(realized and unrealized)	(.31)	(.05)	.42	(.84)	(.35)	.00 (2)

Total from
investment operations	(.12)	.39	.85	(.41)	.17	.58

LESS DISTRIBUTIONS
From net investment income	(.10)	(.47)	(.42)	(.46)	(.51)	(.58)

NET ASSET VALUE,
END OF PERIOD	$8.78	$9.00	$9.08	$8.65	$9.52	$9.86

TOTAL RETURN	(1.38)% (3)	4.28%	9.94%	(4.54)%	1.62%	5.91%

SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$98.9	$101.9	$100.5	$93.1	$101.1	$103.8
Ratio of expenses
to average net assets	.73%(4)	.69%	.68%	.70%	.67%	.66%
Ratio of net investment income
to average net assets	4.32%(4)	4.80%	4.83%	4.61%	5.24%	5.74%
Portfolio turnover rate	52.21%(4)	44.80%	44.28%	41.30%	50.76%	51.47%

(1)	Computed based on average shares outstanding.

(2)	The amount rounds to $0.00.

(3)	Not annualized.

(4)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

6

Financial Highlights Class N (NNHIX) For a share outstanding throughout each period

	Six Months
	Ended		Years Ended December 31,
	06/30/2018
	(unaudited)	2017	2016	2015	2014	2013

NET ASSET VALUE,
BEGINNING OF PERIOD	$9.16	$9.22	$8.78	$9.66	$9.99	$9.98
INCOME (LOSS) FROM
INVESTMENT OPERATIONS
Net investment income	.18 (1)	.43 (1)	.40 (1)	.39	.48	.54
Net gain (loss) on securities
(realized and unrealized)	(.32)	(.06)	.43	(.85)	(.34)	.01

Total from
investment operations	(.14)	.37	.83	(.46)	.14	.55

LESS DISTRIBUTIONS
From net investment income	(.09)	(.43)	(.39)	(.42)	(.47)	(.54)

NET ASSET VALUE,
END OF PERIOD	$8.93	$9.16	$9.22	$8.78	$9.66	$9.99

TOTAL RETURN	(1.54)% (2)	4.03%	9.58%	(4.97)%	1.34%	5.54%

SUPPLEMENTAL DATA:
Net assets, end of
period (millions)	$2.6	$3.3	$8.1	$2.7	$6.6	$6.3
Ratio of expenses
to average net assets	1.04% (3)	1.02%	1.03%	1.05%	1.02%	1.01%
Ratio of net investment income
to average net assets	4.01% (3)	4.55%	4.42%	4.29%	4.90%	5.45%
Portfolio turnover rate	52.21% (3)	44.80%	44.28%	41.30%	50.76%	51.47%

(1)	Computed based on average shares outstanding.

(2)	Not annualized.

(3)	Annualized.

The accompanying notes to financial statements are an integral part of these highlights.

7

Top Ten Portfolio Issuers June 30, 2018 (unaudited)

Percentage
Name	of Net Assets

Allison Transmission, Inc.	1.94%
Lamb Weston Holdings, Inc.	1.92%
LPL Holdings, Inc.	1.92%
GEO Group, Inc. (The)	1.91%
CyrusOne LP	1.77%
Teleflex Incorporated	1.74%
Koppers Inc.	1.72%
Valvoline Inc.	1.67%
Pinnacle Foods Inc.	1.66%
RSP Permian, Inc.	1.58%

Total of top ten	17.83%

Sector Diversification (as a percentage of portfolio) June 30, 2018 (unaudited)

Fund Expenses
For the six month period ended June 30, 2018 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and
(2) ongoing costs, including management fees and other operating expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in the
Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid During Period to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of the
Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class I

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period*
	12/31/17	06/30/18	01/01/18 - 06/30/18

Actual	$1,000.00	$ 986.20	$3.61
Hypothetical	1,000.00	1,021.36	3.68
(5% return before expenses)

*	Expenses are equal to the Class I six-month annualized expense ratio of 0.73%, multiplied by the average account value over the period, multiplied by 182 then divided by 365 to reflect the one-half year period.

Fund Expenses (continued) For the six month period ended June 30, 2018 (unaudited) Class N

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period**
	12/31/17	06/30/18	01/01/18 - 06/30/18

Actual	$1,000.00	$ 984.60	$5.15
Hypothetical	1,000.00	1,019.81	5.24
(5% return before expenses)

**	Expenses are equal to the Class N six-month annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 182 then divided by 365 to reflect the one-half year period.

Schedule of Investments June 30, 2018 (unaudited)

Shares or
Principal
Amount		Value

NON-CONVERTIBLE BONDS -- 91.51%
	Automotive - Parts & Equipment -- 3.41%
$2,000,000	Allison Transmission, Inc. 144A restricted, 5.00%, 10/01/24	$ 1,967,500
1,500,000	American Axle & Manufacturing, Inc. 6.25%, 04/01/25	1,488,750

		3,456,250

	Banking -- 1.10%
1,100,000	CIT Group Inc. 5.00%, 08/01/23	1,112,760

	Basic Industry - Building Materials -- 4.23%
750,000	American Woodmark Corporation 144A restricted, 4.875%, 03/15/26	710,625
1,250,000	Beacon Roofing Supply, Inc. 6.375%, 10/01/23	1,290,625
1,000,000	HD Supply, Inc. 144A restricted, 5.75%, 04/15/24	1,048,750
500,000	JELD-WEN, Inc. 144A restricted, 4.625%, 12/15/25	476,250
750,000	USG Corporation 144A restricted, 4.875%, 06/01/27	766,875

		4,293,125

	Basic Industry - Chemicals -- 3.23%
1,750,000	Koppers Inc. 144A restricted, 6.00%, 02/15/25	1,750,000
1,500,000	PolyOne Corporation 5.25%, 03/15/23	1,526,250

		3,276,250

	Basic Industry - Forestry & Paper -- 1.93%
1,500,000	Louisiana-Pacific Corporation 4.875%, 09/15/24	1,473,750
459,000	Mercer International Inc. 7.75%, 12/01/22	481,950

		1,955,700

	Basic Industry - Metal/Mining Excluding Steel -- 1.55%
500,000	Alcoa Nederland Holding B. V. 144A restricted, 6.75%, 09/30/24	527,295
1,000,000	Grinding Media Inc. 144A restricted, 7.375%, 12/15/23	1,042,500

		1,569,795

	Basic Industry - Steel Producers & Products -- 0.49%
500,000	United States Steel Corporation 6.25%, 03/15/26	493,130

	Capital Goods - Diversified -- 1.00%
1,000,000	Park-Ohio Industries, Inc. 6.625%, 04/15/27	1,012,500

	Capital Goods - Machinery -- 1.09%
1,000,000	Manitowoc Foodservice, Inc. 9.50%, 02/15/24	1,101,250

	Capital Goods - Packaging -- 2.42%
500,000	Crown Americas LLC 4.25%, 09/30/26	457,500
1,500,000	Reynolds Group Holdings Limited 144A restricted, 5.125%, 07/15/23	1,481,250
500,000	Sealed Air Corporation 144A restricted, 5.50%, 09/15/25	513,750

		2,452,500

	Consumer Goods - Food-Wholesale -- 3.58%
1,000,000	Lamb Weston Holdings, Inc. 144A restricted, 4.625%, 11/01/24	972,500

The accompanying notes to financial statements are an integral part of this schedule.

11

Schedule of Investments (continued) June 30, 2018 (unaudited)

Shares or
Principal
Amount		Value

NON-CONVERTIBLE BONDS 91.51% (continued)
	Consumer Goods - Food-Wholesale -- 3.58% (continued)
$1,000,000	Lamb Weston Holdings, Inc. 144A restricted, 4.875%, 11/01/26	$ 972,500
1,600,000	Pinnacle Foods Inc. 5.875%, 01/15/24	1,686,000

		3,631,000

	Consumer Goods - Personal & Household Products -- 1.20%
500,000	Tempur Sealy International, Inc. 5.625%, 10/15/23	500,625
750,000	Vista Outdoor Inc. 5.875%, 10/01/23	714,375

		1,215,000

	Energy - Exploration & Production -- 4.57%
1,500,000	RSP Permian, Inc. 5.25%, 01/15/25	1,604,550
1,000,000	SM Energy Company 6.50%, 01/01/23	1,010,000
500,000	SM Energy Company 5.00%, 01/15/24	473,125
1,500,000	Southwestern Energy Company 7.50%, 04/01/26	1,552,500

		4,640,175

	Energy - Gas-Distribution -- 4.75%
500,000	Cheniere Corpus Christi Holdings, LLC 5.125%, 06/30/27	495,625
1,400,000	Suburban Propane Partners L. P. 5.50%, 06/01/24	1,358,000
1,000,000	Tallgrass Energy Partners, LP 144A restricted, 5.50%, 01/15/28	982,500
750,000	Tesoro Logistics LP 5.25%, 01/15/25	768,660
1,000,000	Transcontinental Gas Pipe Line Company, LLC 7.85%, 02/01/26	1,211,938

		4,816,723

	Energy - Oil Field Equipment & Services -- 0.26%
250,000	Transocean Inc. 144A restricted, 9.00%, 07/15/23	269,063

	Energy - Oil Refining & Marketing -- 1.67%
1,680,000	Valvoline Inc. 5.50%, 07/15/24	1,696,800

	Financial Services - Brokerage -- 3.40%
1,500,000	Jefferies Finance LLC 144A restricted, 7.375%, 04/01/20	1,507,095
2,000,000	LPL Holdings, Inc. 144A restricted, 5.75%, 09/15/25	1,945,000

		3,452,095

	Healthcare - Facilities -- 1.75%
750,000	HealthSouth Corporation 5.75%, 09/15/25	757,500
1,000,000	Sabra Health Care Limited Partnership 5.50%, 02/01/21	1,019,080

		1,776,580

	Healthcare - Medical Products -- 1.74%
1,725,000	Teleflex Incorporated 5.25%, 06/15/24	1,763,813

	Healthcare - Services -- 1.96%
1,000,000	DaVita HealthCare Partners Inc. 5.125%, 07/15/24	970,000
1,000,000	Service Corporation International 5.375%, 05/15/24	1,022,500

		1,992,500

The accompanying notes to financial statements are an integral part of this schedule.

12

Schedule of Investments (continued) June 30, 2018 (unaudited)

Shares or
Principal
Amount		Value

NON-CONVERTIBLE BONDS -- 91.51% (continued)
	Leisure - Hotels -- 2.89%
$1,500,000	ESH Hospitality, Inc. 144A restricted, 5.25%, 05/01/25	$ 1,447,500
1,500,000	Wyndham Hotels & Resorts, Inc. 144A restricted, 5.375%, 04/15/26	1,488,750

		2,936,250

	Leisure - Recreation & Travel -- 0.70%
250,000	ClubCorp Holdings, Inc. 144A restricted, 8.50%, 09/15/25	237,812
500,000	Viking Ocean Cruises Ltd 144A restricted, 5.00%, 02/15/28	472,355

		710,167

	Leisure - Theaters & Entertainment -- 0.99%
1,000,000	Cinemark USA, Inc. 5.125%, 12/15/22	1,008,750

	Media - Advertising -- 1.49%
1,500,000	Nielsen Company (Luxembourg) S. ar. l. (The)
	144A restricted, 5.50%, 10/01/21	1,507,500

	Media - Cable & Satellite TV -- 1.38%
1,500,000	CCO Holdings, LLC 144A restricted, 5.125%, 05/01/27	1,403,437

	Media - Content -- 2.42%
1,500,000	AMC Networks Inc. 4.75%, 08/01/25	1,441,890
1,000,000	Netflix, Inc. 144A restricted, 5.875%, 11/15/28	1,009,700

		2,451,590

	Retail - Restaurants -- 0.47%
500,000	IRB Holding Corp. 144A restricted, 6.75%, 02/15/26	477,500

	Retail - Specialty Retail -- 2.92%
1,000,000	Levi Strauss & Co. 5.00%, 05/01/25	995,000
1,000,000	Murphy Oil USA, Inc. 6.00%, 08/15/23	1,022,500
1,000,000	Wolverine World Wide, Inc. 144A restricted, 5.00%, 09/01/26	950,000

		2,967,500

	Services - Support-Services -- 12.58%
1,500,000	ADT Corporation (The) 3.50%, 07/15/22	1,404,000
1,500,000	Aramark Services, Inc. 5.125%, 01/15/24	1,500,000
1,000,000	Avis Budget Car Rental, LLC 144A restricted, 5.125%, 06/01/22	977,500
1,000,000	Corrections Corporation of America 4.625%, 05/01/23	970,000
2,000,000	GEO Group, Inc. (The) 6.00%, 04/15/26	1,940,000
500,000	Hertz Corporation (The) 144A restricted, 7.625%, 06/01/22	480,000
1,500,000	IHS Markit Ltd. 144A restricted, 4.75%, 02/15/25	1,485,000
1,000,000	Iron Mountain Incorporated 144A restricted, 5.25%, 03/15/28	925,400
1,500,000	Ritchie Bros. Auctioneers Incorporated
	144A restricted, 5.375%, 01/15/25	1,455,000
173,000	ServiceMaster Company, LLC (The)
	144A restricted, 5.125%, 11/15/24	167,810

The accompanying notes to financial statements are an integral part of this schedule.

13

Schedule of Investments (continued) June 30, 2018 (unaudited)

Shares or
Principal
Amount		Value

NON-CONVERTIBLE BONDS -- 91.51% (continued)
	Services - Support-Services -- 12.58% (continued)
$1,500,000	United Rentals (North America), Inc. 5.50%, 05/15/27	$ 1,455,000

		12,759,710

	Technology & Electronics - Hardware & Equipment -- 6.03%
725,000	CDW LLC 5.00%, 09/01/23	725,652
750,000	CDW LLC 5.50%, 12/01/24	765,000
1,500,000	CommScope Technologies LLC 144A restricted, 6.00%, 06/15/25	1,531,875
1,500,000	Dell Inc. 144A restricted, 7.125%, 06/15/24	1,589,144
1,000,000	NCR Corporation 5.875%, 12/15/21	1,015,000
500,000	NCR Corporation 5.00%, 07/15/22	495,000

		6,121,671

	Technology & Electronics - Software & Services -- 3.41%
1,000,000	CDK Global, Inc. 4.875%, 06/01/27	958,750
1,500,000	First Data Corporation 144A restricted, 5.75%, 01/15/24	1,500,030
1,000,000	Rackspace Hosting, Inc. 144A restricted, 8.625%, 11/15/24	1,005,000

		3,463,780

	Telecommunications - Wireless -- 2.73%
1,500,000	Digicel Limited 144A restricted, 6.00%, 04/15/21	1,359,375
500,000	SBA Communications Corporation 4.875%, 09/01/24	478,270
1,000,000	T-Mobile USA, Inc. 4.50%, 02/01/26	933,750

		2,771,395

	Telecommunications - Wireline Integrated & Services -- 6.14%
1,000,000	Cincinnati Bell Inc. 144A restricted, 7.00%, 07/15/24	912,500
1,800,000	CyrusOne LP 5.00%, 03/15/24	1,800,000
1,500,000	Equinix, Inc. 5.875%, 01/15/26	1,519,500
500,000	QTS Finance Corporation 144A restricted, 4.75%, 11/15/25	467,975
1,500,000	Zayo Group, LLC 6.00%, 04/01/23	1,526,250

		6,226,225

	Transportation - Infrastructure/Services -- 1.52%
1,500,000	XPO Logistics, Inc. 144A restricted, 6.125%, 09/01/23	1,539,375

	Utility - Electric-Generation -- 0.51%
500,000	Dynegy Inc. 5.875%, 06/01/23	514,375

	TOTAL NON-CONVERTIBLE BONDS
	(cost $94,562,900)	92,836,234

COMMON STOCK 0.32%
	Financials - Diversified -- 0.32%
17,500	Granite Point Mortgage Trust Inc.
	(cost $312,118)	321,125

The accompanying notes to financial statements are an integral part of this schedule.

14

Schedule of Investments (continued) June 30, 2018 (unaudited)

Shares or
Principal
Amount		Value

SHORT-TERM INVESTMENTS -- 6.76%
	U. S. Government Securities -- 5.91%
$1,000,000	U. S. Treasury Bill 07/05/2018, 1.714%	$ 999,859
2,000,000	U. S. Treasury Bill 07/12/2018, 1.746%	1,999,043
2,000,000	U. S. Treasury Bill 07/19/2018, 1.675%	1,998,441
1,000,000	U. S. Treasury Bill 07/26/2018, 1.703%	998,882

		5,996,225

	Money Market Fund -- 0.85%
866,387	Morgan Stanley Liquidity Funds
	Government Portfolio (Institutional Class), 7-day net yield 1.81%	866,387

	TOTAL SHORT-TERM INVESTMENTS
	(cost $6,862,612)	6,862,612

	TOTAL INVESTMENTS
	(cost $101,737,630) -- 98.59%	100,019,971

	OTHER ASSETS, NET OF LIABILITIES -- 1.41%	1,430,243

	TOTAL NET ASSETS
	(basis of percentages disclosed above) -- 100%	$101,450,214

Securities purchased pursuant to Rule 144A under the Securities Act of 1933 may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933.

The accompanying notes to financial statements are an integral part of this schedule.

15

Statement of Assets and Liabilities June 30, 2018 (unaudited)

ASSETS
Investments in securities at value (cost $101,737,630)	$100,019,971
Interest and dividend receivables	1,530,890
Other	14,311

Total assets	101,565,172

LIABILITIES
Payables
Due to adviser
Management fee	38,638
Accounting and administrative fee	4,247

Total due to adviser	42,885

12b-1 and servicing fee	22,900
Other payables and accrued expense	49,173

Total liabilities	114,958

Total net assets	$101,450,214

NET ASSETS CONSIST OF
Paid in capital	$111,946,035
Net unrealized depreciation on investments	(1,717,659)
Accumulated net realized loss on investments	(9,934,475)
Accumulated undistributed net investment income	1,156,313

Total net assets	$101,450,214

Class I
Net assets	$98,880,695
Shares outstanding	11,257,044
NET ASSET VALUE PER SHARE ($.05 par value, 75,000,000
shares authorized), offering price and redemption price	$8.78

Class N
Net assets	$2,569,519
Shares outstanding	287,755
NET ASSET VALUE PER SHARE ($.05 par value, 25,000,000
shares authorized), offering price and redemption price	$8.93

The accompanying notes to financial statements are an integral part of this statement.

16

Statement of Operations For the six months ended June 30, 2018 (unaudited)

INCOME
Interest	$ 2,563,010
Dividend	27,719
Other	1,373

Total income	2,592,102

EXPENSES
Management fee	228,644
Registration fees	33,747
Accounting and administrative fees	24,932
Transfer agent fees	22,421
Accounting system and pricing service fees	18,222
Audit and tax fees	16,750
Printing	9,753
Directors fees	7,938
Legal fees	5,348
12b-1 fees -- Class N	3,450
Custodian fees	2,611
Insurance	2,343
Postage and mailing	1,251
Servicing fees -- Class N	828
Other operating expenses	2,625

Total expenses	380,863

Net investment income	2,211,239

NET REALIZED LOSS ON INVESTMENTS	(1,672,435)

CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
ON INVESTMENTS	(1,985,024)

Net realized and unrealized loss on investments	(3,657,459)

Net decrease in net assets resulting from operations	$(1,446,220)

The accompanying notes to financial statements are an integral part of this statement.

17

Statements of Changes in Net Assets For the six months ended June 30, 2018 (unaudited) and the year ended December 31, 2017

	Six Months Ended
	06/30/2018	Year Ended
	(unaudited)	12/31/2017

INCREASE (DECREASE) IN
NET ASSETS FROM OPERATIONS
Net investment income	$ 2,211,239	$ 5,160,461
Net realized loss on investments	(1,672,435)	(174,673)
Change in net unrealized
appreciation/depreciation on investments	(1,985,024)	(368,027)

Net increase (decrease) in net assets
resulting from operations	(1,446,220)	4,617,761

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income -- Class I	(1,077,123)	(5,178,816)
From net investment income -- Class N	(27,272)	(209,094)

Total distributions	(1,104,395)	(5,387,910)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares issued -- Class I
(202,752 and 424,326 shares, respectively)	1,799,044	3,898,793
Reinvestment of distributions -- Class I
(110,284 and 507,284 shares, respectively)	966,086	4,644,299
Cost of shares redeemed -- Class I
(370,201 and 687,257 shares, respectively)	(3,279,964)	(6,333,256)
Proceeds from shares issued -- Class N
(14,799 and 1,365,178 shares, respectively)	133,329	12,753,444
Reinvestment of distributions -- Class N
(2,624 and 20,264 shares, respectively)	23,384	188,966
Cost of shares redeemed -- Class N
(88,427 and 1,903,670 shares, respectively)	(806,134)	(17,785,641)

Change in net assets derived from
capital share transactions	(1,164,255)	(2,633,395)

Total decrease in net assets	(3,714,870)	(3,403,544)

NET ASSETS
Beginning of period	105,165,084	108,568,628

End of period (including accumulated
undistributed net investment income of
$1,156,313 and $49,469, respectively)	$101,450,214	$105,165,084

The accompanying notes to financial statements are an integral part of these statements.

18

Notes to Financial Statements
June 30, 2018 (unaudited)

These financial statements have been prepared pursuant to reporting rules for interim financial statements. Accordingly, these financial statements do not include all of the information and footnotes required by generally accepted accounting principles ( GAAP ) for annual financial statements. These financial statements should be read in conjunction with the financial statements and financial highlights and notes in the Fund's Annual Report on Form
N - CSR for the year ended December 31, 2017.

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

(1) Summary of Significant Accounting Policies --
Nicholas High Income Fund, Inc. (the Fund ) is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The primary objective of the Fund is high current income consistent with the preservation and conservation of capital values.
The following is a summary of the significant accounting policies of the Fund:

(a) Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price. For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official
Closing Price. Investments in shares of open- end mutual funds, including money market funds, are valued at their daily net asset value, which is calculated as of the close of regular trading on the New York Stock Exchange. Debt securities, excluding short- term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors. Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of Directors. Short-term investments purchased at par are valued at cost, which approximates market value. Short-term investments purchased at a premium or discount are stated at amortized cost, which approximates market value. The Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year. Investment transactions for financial statement purposes are recorded on trade date.

In accordance with Accounting Standards Codification ( ASC ) 820-10, Fair Value
Measurements and Disclosures ( ASC 820-10 ), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.
ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model

19

Notes to Financial Statements (continued)
June 30, 2018 (unaudited)

and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, benchmark yields, bids, offers, transactions, spreads and other relationships observed in the markets among market securities, underlying equity of the issuer, proprietary pricing models, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2018 in valuing the
Fund s investments carried at value:

Investments
Valuation Inputs	in Securities

Level 1
Common Stock (1)	$ 321,125
Money Market Fund	866,387
Level 2
Non-Convertible Bonds (1)	92,836,234
U. S. Government Securities	5,996,225
Level 3
None

Total	$100,019,971

(1) See Schedule of Investments for further detail by industry.

There were no transfers between levels during the period ended June 30, 2018 and the Fund did not hold any Level 3 investments during the period.

(b) Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.

(c) Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Non-cash dividends, if any, are recorded at value on date of distribution. Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.

Notes to Financial Statements (continued)
June 30, 2018 (unaudited)

(d) Provision has not been made for federal income taxes or excise taxes since the
Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.

Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus. Subsequent to April 30, 2017 through June 30, 2018, the servicing fee was voluntarily reduced to 0.06% . Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.

(e) Dividends and distributions paid to shareholders are recorded on the ex-dividend date. Distributions from net investment income are generally declared and paid at least quarterly. Distributions of net realized capital gain, if any, are declared and paid at least annually.

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles ("U.S. GAAP") for financial reporting purposes. Financial reporting records are adjusted for permanent book-to-tax differences to reflect tax character.

The tax character of distributions paid during the six months ended June 30, 2018 and the year ended December 31, 2017 was as follows:

	06/30/2018	12/31/2017

Distributions paid from:
Ordinary income	$1,104,395	$5,387,910

As of June 30, 2018, investment cost for federal tax purposes was

$101,764,745 and the tax basis components of net assets were as follows:

Unrealized appreciation	$ 650,340
Unrealized depreciation	(2,395,114)

Net unrealized depreciation	$(1,744,774)

For the year ended December 31, 2017, the Fund had capital loss carryforwards of approximately $8,250,000, which have no expiration date. To the extent the Fund has future net realized capital gains, distributions of capital gains to shareholders will be offset by any unused capital loss carryforwards.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of June 30, 2018. Also, the Fund recognized no interest and penalties related to uncertain tax benefits during the period ended

Notes to Financial Statements (continued)
June 30, 2018 (unaudited)

June 30, 2018. At June 30, 2018, the fiscal years 2014 through 2017 remain open to examination in the Fund s major tax jurisdictions.

(f) The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the
Financial Accounting Standards Board ASC 946, "Financial Services - Investment
Companies." U.S. GAAP guidance requires management to make estimates and assumptions that effect the amounts reported in the financial statements and accompanying notes. Actual results could differ from estimates.

(g) In the normal course of business the Fund enters into contracts that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

(h) In connection with the preparation of the Fund's financial statements, management evaluated subsequent events after the date of the Statement of Assets and
Liabilities of June 30, 2018. There have been no material subsequent events since
June 30, 2018 that would require adjustment to or additional disclosure in these financial statements.

(2) Related Parties
(a) Investment Adviser and Management Agreement

The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the "Adviser") to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of 0.50% of the average net asset value up to and including $50 million, 0.40% of the average net asset value in excess of $50 million and up to and including $100 million and 0.30% of the average net asset value in excess of $100 million.

The Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including
$2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to
$50,000 for such services.

(b) Legal Counsel

A director of the Adviser is affiliated with a law firm that provides services to the
Fund. The Fund incurred expenses of $2,848 for the period ended June 30, 2018 for legal services rendered by this law firm.

Notes to Financial Statements (continued)
June 30, 2018 (unaudited)

(3) Investment Transactions
For the period ended June 30, 2018, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $24,297,007 and
$25,331,969, respectively.

(4) Concentration of Risk
The Fund invests primarily in high yield debt securities. The market values of these high yield debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the market for these securities is generally less liquid than for higher rated securities.

Historical Record Class I (1) (unaudited)

	Net	Net Investment	Growth of an
	Asset Value	Income Distributions	Initial $10,000
	Per Share	Per Share	Investment (3)

November 21, 1977 (2)	$25.50	$ --	$10,000
December 31, 1992	16.90	1.4775	35,143
December 31, 1993	17.60	1.4450	39,695
December 31, 1994	16.05	1.5050	39,626
December 31, 1995	17.10	1.4750	46,029
December 31, 1996	17.65	1.4800	51,721
December 31, 1997	18.45	1.4515	58,514
December 31, 1998	16.95	1.5775	58,788
December 31, 1999	15.30	1.6560	58,749
December 31, 2000	12.00	1.5300	51,620
December 31, 2001	11.80	1.2150	56,144
December 31, 2002	9.65	0.9925	50,459
December 31, 2003	10.95	0.8450	61,937
December 31, 2004	11.15	0.8200	67,915
December 31, 2005	10.50	0.7895	68,849
December 31, 2006	10.70	0.7455	75,221
December 31, 2007	10.18	0.7502	76,820
December 31, 2008	7.18	0.7140	58,955
December 31, 2009	9.09	0.6581	80,426
December 31, 2010	9.52	0.7230	90,876
December 31, 2011	9.28	0.7070	95,354
December 31, 2012	9.86	0.6375	108,095
December 31, 2013	9.86	0.5757	114,488
December 31, 2014	9.52	0.5065	116,347
December 31, 2015	8.65	0.4592	111,068
December 31, 2016	9.08	0.4204	122,109
December 31, 2017	9.00	0.4675	127,333
June 30, 2018	8.78	0.0958(a)	125,579

(1)	Per share amounts presented for the periods prior to December 31, 2007 in this historical record have been restated or adjusted to reflect a reverse stock split of one share for every five shares outstanding effected on January 29, 2007.

(2)	Initial date under Nicholas Company, Inc. management.

(3)	Assuming reinvestment of distributions.

(a)	Paid on April 25, 2018 to shareholders of record on April 24, 2018.

The Fund distributed no capital gains for the time periods listed.

Historical Record Class N (1) (unaudited)

	Net	Net Investment	Growth of an
	Asset Value	Income Distributions	Initial $10,000
	Per Share	Per Share	Investment (3)

February 28, 2005 (2)	$11.20	$ --	$10,000
December 31, 2005	10.40	0.7320	9,947
December 31, 2006	10.60	0.7140	10,846
December 31, 2007	10.06	0.7119	11,018
December 31, 2008	7.24	0.5238	8,448
December 31, 2009	9.18	0.6323	11,501
December 31, 2010	9.64	0.6683	12,946
December 31, 2011	9.39	0.6782	13,522
December 31, 2012	9.98	0.6062	15,275
December 31, 2013	9.99	0.5367	16,121
December 31, 2014	9.66	0.4697	16,337
December 31, 2015	8.78	0.4197	15,525
December 31, 2016	9.22	0.3926	17,012
December 31, 2017	9.16	0.4313	17,698
June 30, 2018	8.93	0.0886(a)	17,425

(1)	Per share amounts presented for the periods prior to December 31, 2007 in this historical record have been restated or adjusted to reflect a reverse stock split of one share for every five shares outstanding effected on January 29, 2007.

(2)	Date of Initial Public Offering.

(3)	Assuming reinvestment of distributions.

(a)	Paid on April 25, 2018 to shareholders of record on April 24, 2018.

The Fund distributed no capital gains for the time periods listed.

Approval of Investment Advisory Contract
(unaudited)

In January 2018, the Board of Directors of the Fund renewed the one-year term of the
Investment Advisory Agreement by and between the Fund and the Adviser through January
2019. In connection with the renewal of the Investment Advisory Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board. For the fiscal year ended December 31, 2017, the management fee was 0.44% and the Fund's Class I and Class N total expense ratios were
0.69% and 1.02%, respectively. In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the Fund's peer group: (i) the Fund's Class I expense ratio; (ii) the Fund's performance on a short-term and long-term basis; (iii) the Fund's management fee; and (iv) the range and quality of the services offered by the Adviser. The peer group fund data included high-yield bond funds with similar asset sizes, credit quality and number of holdings. In terms of the peer group data used for performance comparisons, the Fund's Class I was ranked 9th, 8th and 9th out of 11 funds for the one-, three- and five- year periods and 7th out of nine funds for the 10-year period all ending
December 31, 2017. The Fund's Class I had the lowest expense ratio among its peer group and ranked 3rd in terms of 12-month yield out of the 11 funds.

The Board considered the range of services to be provided by the Adviser to the Fund under the Advisory Agreement. The Board discussed the nature, extent, and quality of the services to be provided by the Adviser and concluded that the services provided were consistent with the terms of the advisory agreement and the needs of the Fund, and that the services provided were of a high quality.

The Board considered the investment performance of the Fund and the Adviser. Among other things, the Board noted its consideration of the Fund s performance relative to peer funds.
The Board reviewed the actual relative short-term and long-term performance of the Fund.
The Board expressed satisfaction with the Fund's performance. The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund's fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees.

The Board also discussed the fees and services provided by the Adviser with the fees and services under its other advisory contracts and concluded such fees and services are reasonable when compared to the fees and services provided by the Adviser under its other advisory contracts.

The Board considered the cost of services provided by the Adviser. The Board also considered the profits to be realized by the Adviser from the relationship with the Fund. The
Board expressed the opinion that given the Board s focus on performance and maintaining a low fee structure, the Adviser's profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board discussed the Fund's relatively low fees, historical returns and risk profile and management's strategies to improve the absolute and relative performance of the Fund. The Board agreed that the Adviser had the resources, financial management and administrative capacity to continue to provide quality services. The
Board expressed satisfaction with the Fund's performance, management's control of expenses and the rate of the management fee for the Fund and the overall level of services provided to the Fund by the Adviser.

Information on Proxy Voting
(unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling
800-544-6547 or 414-276-0535. It also appears in the Fund's Statement of Additional
Information, which can be found on the SEC's website, www.sec.gov. A record of how the
Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund's website, www.nicholasfunds.com, and the SEC's website,
www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N - Q. The Fund's Form N - Q s are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference
Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Policy

(unaudited)

Nicholas High Income Fund, Inc. respects each shareholder's right to privacy. We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

We collect the following non-public personal information about you:

*	Information we receive from you on applications or other forms, whether we receive the form in writing or electronically. This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

*	Information about your transactions with us and account history with us. This includes, but is not limited to, your account number, balances and cost basis information. This also includes transaction requests made through our transfer agent.

*	Other general information that we may obtain about you such as demographic information.

WE DO NOT SELL ANY NON - PUBLIC PERSONAL INFORMATION ABOUT CURRENT OR FORMER SHAREHOLDERS.

INFORMATION SHARED WITH OUR TRANSFER AGENT, A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information. While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

We may share non-public personal information about you:

*	With companies who work for us to service your accounts or to process transactions that you may request. This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

*	With a party representing you, with your consent, such as your broker or lawyer.

*	When required by law, such as in response to a subpoena or other legal process.

The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information. Access is restricted to employees who the Adviser determines need the information in order to perform their job duties. To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered (unaudited)

IRAs
Traditional	SIMPLE
Roth	SEP
Coverdell Education Accounts
Automatic Investment Plan
Direct Deposit of Dividend and Capital Gain Distributions
Systematic Withdrawal Plan
Monthly Automatic Exchange between Funds
Telephone Purchase and Redemption
Telephone Exchange
24-hour Automated Account Information (800-544-6547)
24-hour Internet Account Access (www. nicholasfunds. com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds (800-544-6547) .

Directors and Officers

DAVID O. NICHOLAS, President and Director

JOHN A. HAUSER, Director

TIMOTHY P. REILAND, Director

JAY H. ROBERTSON, Director

DAVID L. JOHNSON, Executive Vice President

JENNIFER R. KLOEHN, Senior Vice President,
Treasurer and Chief Compliance Officer

LAWRENCE J. PAVELEC, Senior Vice President and Secretary

CANDACE L. LESAK, Vice President

Investment Adviser
NICHOLAS COMPANY, INC.
Milwaukee, Wisconsin
www.nicholasfunds.com
414-276-0535 or 800-544-6547

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
414-276-0535 or 800-544-6547

Distributor
QUASAR DISTRIBUTORS, LLC
Milwaukee, Wisconsin

Custodian
U.S. BANK N.A.
Milwaukee, Wisconsin

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
Milwaukee, Wisconsin

Counsel
MICHAEL BEST & FRIEDRICH LLP
Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.
Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.
Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.
Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.
Not applicable to this filing.

Item 6. Schedule of Investments.
The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Applicable only to closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable to this filing.

Item 11. Controls and Procedures.
The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N- CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the
Fund's internal controls subsequent to the date of their evaluation.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment
Companies.
Applicable only to annual reports filed by closed-end funds.

Item 13. Exhibits.
(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-
2(a) under the Investment Company Act of 1940.

(a)(3) Written Solicitation to Purchase Securities -- Any written solicitation to purchase securities under
Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to this filing.

(a)(4) Change in the registrant s independent public accountant during the reporting period.

Not applicable to this filing.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas High Income Fund, Inc.

By: David O. Nicholas Name: David O. Nicholas Title: Principal Executive Officer Date: August 30, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: David O. Nicholas Name: David O. Nicholas Title: Principal Executive Officer Date: August 30, 2018 By: Jennifer R. Kloehn Name: Jennifer R. Kloehn Title: Principal Financial Officer Date: August 30, 2018